OTHER LOAN PAYABLE	12 Months Ended
Mar. 31, 2023
Other Loan Payable
OTHER LOAN PAYABLE

NOTE 11 – OTHER LOAN PAYABLE

	March 31,	March 31,
	2023	2022

Thales Canada	$1,209,445	$–
Less: other loan payable - current	(467,976)	–
Total	$741,469	$–

In the connection with the purchase of two office buildings at 95/105 Moatfield, the Company assumed a loan with one tenant from the seller. The original loan term is 5 years from June 1, 2020 to September 1, 2025 at a fixed interest rate of 4.38%. The monthly payment of $43,650 (C$57,701) including both principal and interest portion is deducting from its monthly rent. As at September 23, 2022, the purchase date of the properties, the loan balance was $1,435,873 (C$1,943,257) and as at March 31, 2023, the loan balance was $1,209,445 (C$1,636,820).

Year ending March 31,
2024	$467,976
2025	488,892
2026	252,577
Total future minimum lease payments	1,209,445
Less: imputed interest	(69,629)
Total	$1,209,446